SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2021

Meso Numismatics Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-37464	88-0492191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

433 Plaza Real Suite 275 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 889-9509

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act: None.

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 22, 2021, Meso Numismatics Inc. (the “Company” or “MESO”) entered into a Fifth Post Closing Amendment (“Fifth Amendment”) to the Assignment and Assumption Agreement originally entered into on November 27, 2019 (“Assignment”) with Global Stem Cells Group Inc. (“GSCG”), Benito Novas (“BN”), and Lans Holdings Inc. (“LAHO”), whereby LAHO had assigned all of its rights to, obligations and interest in the Original LOI (as defined in the Assignment) to the Company, and pursuant to the terms of the New LOI (as defined in the Assignment) and which Assignment was first amended pursuant to a Post Closing Amendment to the Assignment and Assumption Agreement entered into on December 11, 2019, further amended pursuant to a Second Post Closing Amendment to the Assignment and Assumption Agreement entered into on April 22, 2020, further amended pursuant to a Third Post Closing Amendment to the Assignment and Assumption Agreement entered into on September 16, 2020 and further amended pursuant to a Fourth Post Closing Amendment to the Assignment and Assumption Agreement entered into on March 12, 2021.

1.	Pursuant to the terms of the Fifth Amendment, and as full and total consideration for the Assignment and in addition to the assumption of the New LOI and the assumption of the Assigned Debt (both terms as defined in the Assignment), the option granted to LAHO pertaining to the issuance of the Company’s Series C Preferred Stock was terminated and replaced with a cash payment as consideration, upon the following terms:

a.	The Company pay LAHO, by delivery in escrow, an amount equal to USD $8,200,000 (“Cash Payment”), which Cash Payment shall be used by LAHO for the repurchase of all of its shares of common stock from its common stockholders.

The foregoing information is a summary of the Fifth Amendment described above, is not complete, and is qualified in its entirety by reference to the full text of the Fifth Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and to be reviewed for a complete understanding of the terms and conditions of the transaction described above.

On June 22, 2021, the Company entered into a stock purchase agreement (the “SPA”) with GSCG and BN. Pursuant to the terms of the SPA, the Company shall acquire 50,000,000 shares of common stock of GSCG, representing all of the outstanding shares of GSCG, from BN in exchange for the following:

a.	1,000,000 shares of the Company’s Series AA Super Voting Preferred Stock;

b.	8,974 shares of the Company’s Series DD Convertible Preferred Stock; and

c.	An amount equal to USD $50,000 being the balance owing to BN pursuant to the terms of the New LOI and Assignment.

The closing of the SPA shall occur no later than August 18, 2021.

The foregoing information is a summary of the SPA described above, is not complete, and is qualified in its entirety by reference to the full text of the SPA, which is attached as Exhibit 10.2 to this Current Report on Form 8-K, and to be reviewed for a complete understanding of the terms and conditions of the transaction described above.

Item 3.02 Unregistered Sales of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the information set forth in Items 1.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

To the extent required by Item 3.03 of Form 8-K, the information provided in response to Item 1.01 and Item 5.03 of this report is incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company shall enter into an employment agreement with David Christensen. As an incentive and as part of terms, Mr. Christensen shall be issued 448 shares of Series DD Preferred Stock of the Company upon execution of said employment agreement and an additional 448 shares of Series DD Preferred Stock of the Company on the date that shall be six months following the execution thereof.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On June 21, 2021, the Company filed with the Secretary of State of Nevada an Amendment to the Certificate of Designation of its Series AA Super Voting Preferred Stock (“Series AA”), resulting in the modification of certain preferences. For clarity purposes the Company has enclosed fully stated rights and preferences of its Series AA (“Series AA Preferences”).

Under the terms of the Amendment to the Series AA, Article 5 thereof has been replaced in its entirety and henceforthwith reads as follows:

5. Protection provisions of Series AA Super Voting Preferred Stock. The affirmative unanimous vote at a meeting duly called for such purpose, or written consent without a meeting, of all of the Holders of all of the then outstanding shares of Series AA Super Voting Preferred Stock shall be required for (i) any change to the Corporation’s Articles of Incorporation that would amend, alter, change or repeal any of the number of authorized shares, voting powers, preferences, limitations or relative rights of the Series AA Super Voting Preferred Stock, (ii) any issuance of additional shares of Series AA Super Voting Preferred Stock, (iii) any change of control, voting control or directors, and (v) any delisting or uplisting of the Corporation’s Common Stock.

The foregoing information is a summary of the Series AA Preferences. The Series AA Preferences described above, is not complete, and is qualified in its entirety by reference to the full text of the Series AA Preferences attached as Exhibit 3.1, to this Current Report on Form 8-K.

On June 21, 2021, the Company filed with the Secretary of State of Nevada an Amendment to the Certificate of Designation of its Series DD Convertible Preferred Stock (“Series DD”), resulting in the modification of certain preferences. For clarity purposes the Company has enclosed fully stated rights and preferences of its Series DD (“Series DD Preferences”).

Under the terms of the Amendment to the Series DD, Articles III(a) and IX were replaced in their entirety and henceforthwith read as follows:

III(a) Conversion. All of the holders as a group may convert all of the shares of Series DD Convertible Preferred Stock into a number of fully paid and nonassessable shares of common stock determined by multiplying the number of issued and outstanding shares of common stock of the Company on the date of conversion, by 3.17 (Conversion Price”).

IX. Protection Provisions. So long as any Series DD Convertible Preferred Stock are outstanding, the Company shall not, without first obtaining the unanimous approval of all of the holders: (a) alter or change the rights, preferences or privileges of the Series DD Convertible Preferred Stock; (b) alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Series DD Convertible Preferred Stock; (c) create any Senior Securities; (d) create any pari passu Securities; (e) increase the authorized number of shares of Series DD Convertible Preferred Stock; (f) do any act or thing not authorized or contemplated by this Certificate of Designation which would result in any taxation with respect to the Series DD Convertible Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended, or any comparable provision of the Internal Revenue Code as hereafter from time to time amended, (or otherwise suffer to exist any such taxation as a result thereof).

The foregoing information is a summary of the Series DD Preferences. The Series DD Preferences described above, is not complete, and is qualified in its entirety by reference to the full text of the Series DD Preferences attached as Exhibit 3.2, to this Current Report on Form 8-K.

ITEM 7.01 REGULATION FD DISCLOSURE.

On June 24, 2021, the Company issued a press release regarding the above. A copy of the press release issued by the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference solely for purposes of this Item 7.01 disclosure.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Preferences of Series AA Super Voting Preferred Stock
3.2	Preferences of Series DD Convertible Preferred Stock
10.1	Fifth Post Closing Amendment to the Assignment and Assumption Agreement, dated June 22, 2021
10.2	Stock Purchase Agreement, dated June 22, 2021
99.1	Press Release, dated June 24, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Meso Numismatics Inc.

/s/ David Christensen
David Christensen Chief Executive Officer

Date: June 24, 2021